                                                                   EXHIBIT 10.36

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THAT ACT AND UNDER APPLICABLE STATE SECURITIES LAW OR REGISTRATION OF SUCH SECURITIES UNDER THAT ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED OR UNLESS THE SALE OR TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 OR 144A PROMULGATED UNDER SUCH ACT AND, IF REASONABLY REQUESTED BY STYLES ON VIDEO, INC. (THE "COMPANY"), THE COMPANY HAS RECEIVED AN OPINION OF ITS COUNSEL THAT THE SECURITIES OR THE SALE OR TRANSFER ARE EXEMPT FROM REGISTRATION.


                             STYLES ON VIDEO, INC.

                              WARRANT CERTIFICATE

                          Dated as of January 15, 1997

                   Series D Warrants to Purchase Common Stock
                   ------------------------------------------

No. R-4                                      Certificate for 61,803,850 Warrants

     STYLES ON VIDEO, INC., a Delaware corporation (the "Company"), hereby
                                                         -------
certifies that, for value received, International Digital Investors, L.P., a Delaware limited partnership ("Initial Holder"), or registered assigns, is the
                               --------------
registered owner of the number of Series D Warrants of the Company set forth above. This Warrant Certificate evidences 61,803,850 Series D Warrants (the "Warrants"). All capitalized terms used herein without definition shall have
---------
the meanings assigned thereto as set forth in the Company's Warrant Certificate for Series B Warrants to Purchase Common Stock dated May 15, 1996.

     Each Warrant entitles the registered owner thereof to purchase one share (each such share being referred to herein as a "Warrant Share" and all such
                                                -------------
shares being referred to herein, collectively, as the "Warrant Shares"), as
                                                       --------------
adjusted from time to time as provided in Section 7 hereof, of Common Stock, $.001 par value per share, of the Company ("Common Stock"). Each Warrant may be
                                            ------------
exercised, from time to time, (a) on or after the earlier to occur of (i) the Company's failure to consummate the First Exchange (as such term is defined in that certain Letter Agreement (the "Letter Agreement") dated November 21, 1996
                                    ----------------
between the Company, Forever Yours, Inc. ("FYI"), a California corporation, and the Initial Holder) on or before January 15, 1997, (ii) the Company's failure to consummate the Second Exchange (as such term is defined in the Letter Agreement) on or before such date (the "Critical Date") that is the later of (A) April 15,
                             -------------
1997 or (B) such date that the Management Agreement between Hasco International, Inc. and FYI is terminated or expires, but in no event shall the Critical Date be later than May 1, 1997, or (iii) the first date on which any of the Settlement Warrants, the Arnold Warrant, the Shutler Warrant or the Independent Committee Warrant becomes exerciseable, in whole or in part, and (b) prior to 5:00 p.m., Los Angeles time, on November 20, 2005 (the "Expiration Date"), subject to the following terms and conditions.
               ---------------

          Section .   Registration. The Company shall register each Warrant,
                      ------------
upon records to be maintained by the Company for such purpose (such records being referred to herein as the "Register"), in the name of the record holder of
                                 --------
such Warrant from time to time. The Company may deem and treat the registered holder of each Warrant as the absolute owner thereof for the purpose of any exercise thereof or any distribution to the holder thereof, and tar all other purposes, and the Company shall not be affected by any notice to the contrary.

          Section .  Registration of Transfers and Exchanges.
                     ---------------------------------------

          ()   Registration, Issuance of New Warrant Certificates. The Company
               --------------------------------------------------
shall register in the Register the transfer of any Warrants upon the surrender of this Warrant Certificate, with the Form of Assignment attached as Annex A hereto duly filled in and signed (and with a signature guarantee for the transfer of any Warrants by a registered holder which is not the initial registered holder of this Warrant Certificate), to the Company at the office of the Company set forth in Section 3(c) hereof. Upon any such registration of transfer, a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the Warrants so transferred shall be issued to the transferee of such Warrants and a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the remaining Warrants, if any, not so transferred, shall be issued to the then-registered holder thereof. The Company shall at no time close the Register against the permitted transfer of any Warrant or Warrant Share in any manner which materially interferes with the timely exercise of such Warrant.

          ()   Warrants Exchangeable for Different Denominations. This Warrant
               -------------------------------------------------
Certificate is exchangeable, upon the surrender hereof by the holder hereof at the office of the Company set forth in Section 3(c) hereof, for new Warrant Certificates, in substantially the form of this Warrant Certificate, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased under this Warrant Certificate. Each such new Warrant Certificate shall be dated the date of such exchange and represent the right to purchase such number of Warrant Shares as shall be designated by the holder of this Warrant Certificate at the time of such surrender.

          Section .  Duration, Termination and Exercise of Warrants.
                     ----------------------------------------------

          () Each Warrant may be exercised, from time to time, (a) on or after the earlier to occur of (i) the Company's failure to consummate the First Exchange on or before January 15, 1997, (ii) the Company's failure to consummate the Second Exchange on or before the Critical Date, or (iii) the first date on which any of the Settlement Warrants, the Arnold Warrant, the Shutler Warrant or the Independent Committee Warrant becomes exerciseable, in whole or in part, and
(b) prior to 5:00 p.m., Los Angeles time, on the Expiration Date. At 5:00 P.M., Los Angeles time, on the Expiration Date, each Warrant not exercised prior thereto shall be and become void and of no value.

          ()   Subject to the provisions of this Warrant Certificate, including adjustments to the Exercise Price and to the number of Warrant Shares issuable upon the exercise of each Warrant pursuant to Section 7 hereof, each holder of a Warrant on or prior to the Expiration Date shall have the right to purchase from the Company (and the Company shall be obligated to issue and sell to such holder of a Warrant) at the Exercise Price one fully-paid Warrant Share which is nonassessable.

          () Subject to Sections 4, 10 and 11 hereof, upon (i) surrender of this Warrant Certificate, with the Form of Election to Purchase attached as Annex B hereto (the "Form of Election to Purchase") duly filled in and signed,
                     ----------------------------
to the Company at its office at 667 Rancho Conejo, Newbury Park, California 91320. Attention: President, or at such other address as the Company may specify in writing to the then-registered holder of the Warrants, and (ii) payment of the Exercise Price, multiplied by the number of Warrant Shares then issuable upon exercise of the Warrants being so exercised, the Company shall promptly, but in any event within three days of its receipt of the Form of Election to Purchase, together with the Warrant Certificate and receipt of payment of the Exercise Price, issue and cause to be delivered to or upon the written order of the registered holder of the Warrants being so exercised, and in such name or names as such registered holder may designate (subject to Section 4 hereof and to the Note Purchase Agreement), a certificate for the Warrant Shares issued upon such exercise of such Warrants, provided that any and all such certificates shall bear a legend regarding the transferability of the Warrant Shares as provided in the Note Purchase Agreement. Any person so designated to be named in such certificate for such Warrant Shares shall be deemed to have become the holder of record of such Warrant Shares as of the Date of Election to Purchase such Warrants. The "Date of Election to Purchase" any Warrant means the date on which the Company shall have received (1) this Warrant Certificate, with the Form of Election to Purchase duly filled in and signed, and (2) payment of the Exercise Price for such Warrant.

          () In lieu of delivering the Exercise Price in cash, a holder may, at its option, instruct the Company in the Form of Election to Purchase to retain, in payment of the Exercise Price, a number of Warrant Shares (the "Payment
                                                                   -------
Shares") equal to the quotient of the aggregate Exercise Price of the Warrants
------
then being exercised divided by the Market Price of such shares as of the date of exercise, and to deduct the number of Payment Shares from the Warrant Shares to be delivered to such holder.

          () The Warrants evidenced by this Warrant Certificate shall be exercisable either as an entirety or, from time to time, for part only of the number of Warrants evidenced hereby. If fewer than all of the Warrants evidenced by this Warrant Certificate are exercised at any time, the Company, at its expense, shall issue to the registered holder a new Warrant Certificate, in substantially the form of this Warrant Certificate, for the remaining number of Warrants evidenced by this Warrant Certificate.

          Section .  Payment of Taxes. The Company shall pay all issuance and
                     ----------------
transfer taxes and charges that may be imposed on the Company or on the Warrants or the Warrant Shares in respect of the transfer of Warrants, or the issuance or delivery of the Certificates for Warrant Shares or other securities in respect of the Warrant Shares upon the exercise or conversion of Warrants; provided,
                                                                   --------
however, that the Company shall not be required to pay any such tax or other
-------
charge imposed in respect of the transfer of Warrants, or the issuance or delivery of certificates for Warrant Shares or other securities in respect of the Warrant Shares upon the exercise of Warrants, to a person or entity other than a then-existing registered holder of Warrants.

          Section .   Mutilated or Missing Warrant Certificate. If this Warrant
                      ----------------------------------------
Certificate shall be mutilated, lost, stolen or destroyed, upon request by the registered holder of the Warrants, the Company shall issue, in exchange for and upon cancellation of the mutilated Warrant Certificate, or in substitution for the lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate, in substantially the form of this Warrant Certificate, of like tenor and representing the equivalent number of Warrants, but, in the case of loss, theft or destruction of this Warrant Certificate and, if requested by the Company, indemnity also satisfactory to it.

          Section .  Reservation and Issuance of Warrant Shares.
                     ------------------------------------------

          ()   The Company shall on or prior to the date the Warrants become exercisable and at all times thereafter have authorized, and reserve and keep available, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the Warrants, the number of Warrant Shares deliverable upon exercise of the Warrants. The Company shall take any further corporate action which may be necessary in order that the Company may validly and legally issue, at the Exercise Price, Warrant Shares that are fully-paid and nonassessable.

          ()   The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant Certificate, be (i) duly authorized, validly issued, fully-paid and nonassessable and (ii) free from all taxes or other governmental charges with respect to the issuance thereof (not including (y) income taxes payable by the holders of Warrants being exercised in respect of gains thereon, and (z) transfer taxes, in accordance with the provisions of Section 4 above) and from all liens, charges and security interests created by the Company.

          () If the issuance of any Warrant Shares required to be reserved pursuant to paragraph (a) of this Section 6 requires registration with or approval of any governmental authority under any Federal or state, before such Warrant Shares may be issued upon the exercise thereof, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such Warrant Shares to be duly registered or approved, as the case may be, provided,
                                                                      --------
however, that the Company will not be required to qualify generally to do
-------
business in any jurisdiction where it is not then so qualified, to subject itself to taxation in any jurisdiction where it is not then subject to taxation, or take any action which would subject it to general service of process in any jurisdiction where it is not then so subject.

          ()   To the extent that any exercise of Warrants is subject to the
Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and related regulations (the "HSR Act"), the Company shall promptly upon the request of the
                  -------
holder of this Warrant Certificate, cooperate with such holder in complying with the HSR Act, including providing copies of relevant information regarding the Company and, if required under the HSR Act, preparing and filing with the Federal Trade Commission and the Department of Justice a Notification and Report Form pursuant to the HSR Act.

          Section .  Adjustments.
                     -----------

          ()  Adjustments of Number of Warrant Shares. The number of Warrant
              ---------------------------------------
Shares issuable upon the exercise of each Warrant shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment pursuant to any of paragraphs (b), (c), (d) or (e) of this Section 7, each Warrant shall thereafter entitle the holder thereof to purchase at the Exercise Price the number of Warrant Shares resulting from such adjustment (the "Adjusted Warrant
                                                              ----------------
Share Amount").
------------

          ()  Adjustment upon Issuance of Common Stock. If at any time after the
              ----------------------------------------
date hereof, the Company shall issue or sell any shares of Common Stock for a consideration per share less than the Market Price (as hereinafter defined) immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Adjusted Warrant Share Amount shall be equal to the product of the Adjusted Warrant Share Amount in effect immediately prior to the time of such issue or sale multiplied by a fraction, the numerator of which shall be the product of (x) the total number of shares of Common Stock outstanding immediately after such issue or sale multiplied by (y) the Market Price immediately prior to such issue or sale, and the denominator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Market Price immediately prior to such issue or sale plus (B) the aggregate consideration received by the Company upon such issue or sale.

          ()  Other Adjustment Events and Provisions. For the purposes of this
              --------------------------------------
Section 7, the following clauses shall also be applicable.

               ()    Issuance of Rights, Warrants or Options. Except as provided
                     ---------------------------------------
     in clauses (iii) and (xii) of this Section 7(c) hereof, in case at any time the Company shall grant, issue or sell (whether directly or by assumption in a merger or otherwise) any rights or warrants (other than the Warrants) to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such rights or
                    ----------------------
     warrants or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or warrants or options or upon conversion or exchange of such Convertible Securities (determined as provided below) shall be less than the Market Price determined as of the date of granting such rights or warrants or options, as the case may be, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights (other than rights issued pursuant to a stockholders' rights plan adopted by the Company pursuant to which the acquisition by any third party of a specified percentage of shares of Common Stock triggers the exercisability of such rights to purchase Common Stock for so long as no event has occurred triggering such right to exercise) or warrants or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or warrants or options shall (as of the date of granting of such rights or warrants or options) be deemed to be outstanding and to have been issued for such price per share. Except as provided in clause (v) of this Section 7(c), no further adjustment of the Adjusted Warrant Share Amount shall be made upon the actual issue of such Common Stock or such Convertible Securities upon exercise of such rights or warrants or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities. For the purposes of this clause (i), the price per share for which Common Stock is issuable upon the exercise of any such rights or warrants or options or upon conversion or exchange of any such Convertible Securities shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights of warrants or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such rights or warrants or options, plus, in the case of such rights or warrants or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or warrants or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or warrants or options.

              ()     Issuance of Convertible Securities. In case the Company
                     ----------------------------------
     shall issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities (determined as provided below) shall be less than the Market Price determined as of the date of such issue or sale of such Convertible Securities, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that (A) except as provided in clause (v) of this Section 7(c), no further adjustments of the Adjusted Warrant Share Amount shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (B) if any such issue or sale of such Convertible Securities is made upon exercise of any rights or warrants to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Adjusted Warrant Share Amount have been or are to be made pursuant to clause (i) of this Section 7(c), no further adjustment of the Adjusted Warrant Share Amount shall be made by reason of such issue or sale. For the purposes of this clause (ii), the price per share for which Common Stock is issuable upon conversion or exchange of Convertible Securities shall be determined by dividing (1) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (2) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

               ()  Issuance of Additional Settlement Warrants. If the number of
                   ------------------------------------------
     shares of Common Stock issuable upon the exercise of the Settlement Warrants (as defined in Section 7(c)(xii)(A)) shall be increased from 1,750,000 shares, then upon the occurrence of such increase, the Adjusted Warrant Share Amount shall be equal to the product of the Adjusted Warrant Share Amount immediately prior to such increase multiplied by a fraction the numerator of which is (i) the total number of shares of Common Stock outstanding immediately thereafter (assuming the issuance of all shares subject to the Settlement Warrant) and the denominator of which is the total number of shares of Common Stock outstanding immediately prior to such increase.

               ()  Misstatement of Outstanding Common Stock. If the number of
                   ----------------------------------------
     shares of Common Stock issued and outstanding as of the date on which the Company has given its representation pursuant to Section 3.2(a) of the Note Purchase Agreement or if the number of shares of Common Stock issuable pursuant to outstanding warrants, options, or rights including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any of its shares of capital stock on which the Company has given its representation pursuant to Section 3.2(d) of the Note Purchase Agreement is greater than the respective number set forth in such representations, the Adjusted Warrant Share Amount shall be equal to the product of the Adjusted Warrant Share Amount immediately prior to any adjustment hereunder, multiplied by a fraction the numerator of which is the total number of shares of Common Stock actually outstanding or issuable as of the date of such representation and the denominator of which is the total number of shares of Common Stock that the Company represented were outstanding or issuable.

               ()   Change in Option Price or Conversion Rate. If the purchase
                    -----------------------------------------
     price provided for in any rights or warrants or options referred to in clause (i) above, or the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (i) or (ii) above, or the date at which any Convertible Securities referred to in clause (i) or (ii) above are convertible into or exchangeable for Common Stock, shall change (other than under or by reason of an event resulting in a change pursuant to provisions set forth in the documents governing such rights, warrants, options or Convertible Securities designed to protect against dilution, to the extent such event also results in an adjustment pursuant to this Section 7), then the Adjusted Warrant Share Amount in effect at the time of such event shall forthwith be readjusted to the Adjusted Warrant Share Amount which would have been in effect at such time had such rights, warrants, options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such option or warrant or right or the termination of any such right to convert or exchange such Convertible Securities, the Adjusted Warrant Share Amount then in effect hereunder shall forthwith be decreased to the Adjusted Warrant Share Amount which would have been in effect at the time of such expiration or termination had such right, warrant, option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such right or warrant or option referred to in clause (ii) above or the rate at which any Convertible Securities referred to in clause (i) or (ii) above are convertible into or exchangeable for Common Stock, shall change at any time under or by reason of provisions set forth in the documents governing such rights, warrants, options or Convertible Securities designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any right or warrant or option or upon conversion or exchange of any such Convertible Security, the Adjusted Warrant Share Amount then in effect hereunder shall forthwith be adjusted to such respective amount as would have obtained had such right, warrant, option or Convertible Security never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Adjusted Warrant Share Amount then in effect hereunder is thereby increased.

               ()  Stock Dividends. In case the Company shall declare a dividend
                   ---------------
     or make any other distribution upon any stock of the Company payable in Common Stock or Convertible Securities, any Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

               ()  Consideration for Stock. In case any shares of Common Stock
                   -----------------------
     or Convertible Securities or any right or warrants or options to purchase any such Common Stock or Convertible Securities shall be issued or sold:

                    () for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commission or concessions paid or allowed by the Company in connection therewith.

                    () for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors of the Company, in good faith and in the exercise of reasonable business judgment, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith, which determination shall be conclusive and which determination of valuation shall be sent in writing by the Boards of Directors to the registered holders of Warrants; provided, however, that if the fair value of the non-cash
                    --------  -------
          consideration the value of which is being determined exceeds $1,000,000, the Board of Directors of the Company shall provide written notice of its valuation to the Warrantholders, and in the event that the holders of at least thirty-three percent (33%) of the then-outstanding Warrants disagree with such valuation, such Warrantholders may provide written notice of such disagreement (which notice shall include such Warrantholder's valuation and the basis therefor) to the Company within 15 days following such notice from the Board of Directors. For a period of 15 days following the delivery of the last timely delivered notice of disagreement, the Company and such Warrantholders shall in good faith seek to agree upon a valuation. If at the end of such 15 day period the Company and such Warrantholders have not agreed upon a valuation, then the value of the non-cash consideration the value of which is being determined shall be determined in an arbitration conducted in the same manner as an arbitration conducted to determine Market Price as provided in Section 7(c)(x)(B).

                    () in connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation), the amount of consideration therefor shall be deemed to be the fair value as determined reasonably and in good faith by the board of directors of the Company of such portion of the assets and business of the non-surviving corporation as such board any determine to be attributable to such shares of Common Stock, Convertible Securities, rights or warrants or options, as the case may be.

In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation, and if any such calculation results in adjustment of the Adjusted Warrant Share amount, the determination of the number of shares of Common Stock issuable upon exercise of the Warrants immediately prior to the merger, consolidation or sale, for purposes of paragraph (f) of this Section 7, shall be made after giving effect to such adjustment of the Adjusted Warrant Share Amount.

               ()   Record Date. In case the Company shall take a record of the
                    -----------
     holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (B) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right or subscription or purchase, as the case may be.

               ()  Treasury Shares. The number of shares of Common Stock
                   ---------------
     outstanding at any given time shall not include shares owned or held by or for the account of the Company, but the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this Section 7(c).

               ()  Definition of Market Price. "Market Price" shall mean the
                   --------------------------   ------------
     greater of:

                    ()  $0.075, and

                    ()  ()    if shares of the Common Stock are listed or
          admitted to trading on any exchange or quoted through NASDAQ or any similar organization, the average of the daily closing prices per share of the Common Stock for the 20 consecutive trading days immediately preceding the date of public announcement of the event giving rise to adjustment under this Section 7 or, if no such public announcement is made with respect to such event, the average of the daily closing prices per share of the Common Stock for the 20 consecutive trading days immediately preceding the day as of which "Market Price" is being determined. The closing price of each day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the New York Stock Exchange, or, if shares of the Common Stock are not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which the shares are listed or admitted to trading, or if the shares are not so listed or admitted to trading, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or through a similar organization if NASDAQ is no longer reporting such information.

                    ()   if such shares of Common Stock are not listed or
          admitted to trading on any exchange or quoted through NASDAQ or any similar organization, such value shall be determined by the Board of Directors of the Company, in good faith and in the exercise of reasonable business judgment, without taking into consideration any premium for shares representing control of the Company, any discount for any minority interest therein or any restrictions on transfer under Federal and applicable state securities laws or otherwise, which determination shall be conclusive, and which determination of valuation shall be sent in writing by the Board of Directors to the registered holders of Warrants, provided, however, that if the Market
                                          --------  -------
          Price of the shares of Common Stock the value of which is being determined exceeds $1,000,000, the Board of Directors of the Company shall provide written notice of its determination of Market Price, and in the event that the holders of at least thirty-three percent (33%) of the then-outstanding Warrants disagree with such valuation, such Warrantholders may provide written notice of such disagreement (which notice shall include such Warrantholder's valuation and the basis therefor) to the Company within 15 days following such notice from the Board of Directors. For a period of 15 days following the delivery of the last timely delivered notice of disagreement, the Company and such Warrantholders shall in good faith seek to agree upon a valuation. If at the end of such 15 day period the Company and such Warrantholders have not agreed upon a valuation, then, to the fullest extent permitted by law, the value of the shares of Common Stock shall be determined, at the request of any party, by arbitration conducted in the English language in Los Angeles, California in accordance with and to the extent permitted by the Delaware Arbitration Act and, to the extent not inconsistent therewith, the Rules for Large, Complex Cases of the America Arbitration Association. The parties to the arbitration shall attempt to select an arbitrator from such members. If the parties to the arbitration do not agree on the selection of an arbitrator within twenty (20) days after the date demand for the arbitration is filed, an arbitrator having such experience shall be selected in accordance with such Rules of the America Arbitration Association. The arbitrator shall set forth his or her determination in writing (which shall be sent to each party to such arbitration) and shall enumerate in reasonable detail the basis of his or her determination. No party to the arbitration may seek, and the arbitrator shall not award, punitive or exemplary damages. To the fullest extent permitted by applicable law, any judgment or award rendered by the arbitrator shall be final, conclusive and binding. Judgment may be entered on any final, unappealable arbitration award by any state or federal court having jurisdiction thereof. To the fullest extent permitted by applicable law, any controversy concerning whether a dispute is an arbitrable dispute or as to the interpretation or enforceability of this Section 7(c)(x)(B)(II) skull be determined by the arbitrator. The arbitration proceedings as well as the fact such proceedings occur, stall be kept confidential by the parties hereto and may only be disclosed to their personal representatives and advisors or as required by law and insofar as is necessary to confirm, correct, vacate or enforce the award. In the event of a breach of this provision, the arbitrator is expressly authorized to assess damages and each of the parties hereto consents to the expansion of the scope of arbitration for such purpose. The pendency of any arbitration under this Section 7(c)(x)(B)(II) shall not relieve any party hereto of its obligations under this Agreement. To the fullest extent permitted by applicable law, if the Company or any Warrantholder shall resort to legal proceedings for injunctive or other similar relief pending the outcome of any such arbitration proceeding or prior to the initiation thereof, such party shall not be deemed to have waived its rights to cause such matter or any other mater to be referred to arbitration pursuant to this Section 7(c)(x)(B)(II). The parties intend that this agreement to arbitrate be valid, enforceable and irrevocable. The Warrant designation of situs or a governing law for this Certificate or the arbitration shall not be deemed an election to preclude application of the Federal Arbitration Act if it would be applicable. The arbitrator shall have authority in his or her discretion to grant injunctive relief, award specific performance and impose sanctions upon any party to any such arbitration. The fees, expenses and charges of any arbitration pursuant to this Section 7(c)(x)(B)(II) shall be borne (I) by the Company, if the arbitrator renders a valuation of the shares of Common Stock that is higher than the valuation rendered by the Board of Directors, or (II) by the Warrantholders who have notified the Company in writing of their objection to the valuation of the Board of Directors, pro rata in proportion to the number of shares of Common Stock issuable upon exercise of their respective Warrants, if the arbitrator renders a valuation of the shares of Common Stock that is equal to or less than the valuation rendered by the Board of Directors.

              ()  Determination of Market Price under Certain Circumstances.
                  ---------------------------------------------------------
     Anything herein to the contrary notwithstanding, in case the Company shall issue any shares of Common Stock or Convertible Securities in connection with the acquisition by the Company of the stock or assets of any other corporation or the merger of any other corporation into the Company, the Market Price shall be determined as of the date the number of shares of Common Stock or Convertible Securities (or in the case of Convertible Securities other than stock, the aggregate principal amount of Convertible Securities) was determined (as set forth in a written agreement between the Company and the other party to the transaction) rather than on the date of issuance of such shares of Common Stock or Convertible Securities.

               ()  Certain Issues Excepted. Anything herein to the contrary
                   -----------------------
     notwithstanding, the Company shall not be required to make any adjustment of the Adjusted Warrant Share Amount whatsoever upon the issuance of

                    () (i) up to 593,741 shares of Common Stock, net of repurchases, issuable to employees, directors, consultants or advisors under options presently outstanding which were issued prior to the date of the Warrants pursuant to stock option and restricted stock purchase agreements approved by the stockholders and directors of this corporation (excluding the options for 150,000 shares to be surrendered by Guy de Vreese and canceled in connection with settlement of pending litigation), (ii) up to 1,750,000 shares of Common Stock issued or issuable to present or former shareholders of the corporation pursuant to warrants anticipated to be issued in connection with settlement of pending litigation (the "Settlement
                                                                 ----------
          Warrants") to the extent the per share exercise price with respect
          --------
          thereto equals or exceeds the per share exercise price hereunder,
          (iii) up to 80,000 shares of Common Stock issued or issuable pursuant to that certain warrant granted to Ann Ehringer (the "Independent
                                                                -----------
          Committee Warrant") in consideration for her services on the
          -----------------
          Independent Committee established to review the transactions contemplated by the Note Purchase Agreement to the extent the per share exercise price with respect thereto equals or exceeds the per share exercise price hereunder, (iv) up to 7,749,449 shares of Common Stock issued or issuable to Dana Arnold pursuant to the Arnold Warrant to the extent the per share exercise price with respect thereto equals or exceeds the per share exercise price hereunder, (v) 250,000 shares of Common Stock issued or issuable to Eugene Shutler pursuant to warrants issued under a Consulting Agreement, dated as of April 19, 1996, entered into between the corporation and Eugene Shutler to the extent the per share exercise price with respect thereto equals or exceeds the per share exercise price hereunder (the "Shutler Warrant")
                                                               ---------------
          and (vi) such additional number of shares of Common Stock as may be fixed by the Board of Directors of this corporation issuable or issued to employees, directors, consultants or advisors of this corporation pursuant to stock option or restricted stock purchase plans approved by the stockholders and directors of this corporation provided that the aggregate number of shares of Common Stock issuable upon the exercise of options or other rights issued pursuant to such plans. exclusive of any options or other rights that have been exercised, plus the aggregate number of share of Common Stock issued upon exercise of such options or rights or otherwise issued pursuant to such plans, shall not exceed 400,000 (as such number may be proportionally adjusted upon any stock split or combination or upon a merger or other corporate reorganization).

                    () Common Stock issued or issuable upon conversion of the Company's Series A Preferred Stock and Series B Preferred Stock, or

                    () Common Stock issued or issuable upon exercise of the Company's Series A Warrants and Series B Warrants or any other warrants outstanding on the date hereof.

          The Company shall not be required to make any such adjustment upon the issuance of shares or the granting of any options or Warrants or rights referred to in Section 7(c)(xii)(A), (B) and (C) if and to the extent that the issuance of the shares covered thereby is expected by this clause.

          ()  Certain Special Dividends. In case the Company shall declare a
              -------------------------
dividend or make any other distribution (other than a distribution referred to in paragraph (c) of this Section 7) upon the Common Stock (other than regular periodic cash dividends), then in each case the Adjusted Warrant Share Amount in effect immediately prior to the declaration of such dividend or making of such distribution shall be adjusted so that such Adjusted Warrant Share Amount shall equal the number of Warrant Shares determined by multiplying the Adjusted Warrant Share

Amount in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or distribution by a fraction, the numerator of which shall be the Market Price on the date fixed for such determination and the denominator of which shall be the Market Price on the date fixed for such determination less, in the case of a dividend or distribution in cash, the amount per share of Common Stock so declared or, in the case of any other dividend or distribution, the then fair market value (as determined reasonably and in good faith by the Board of Directors of the Company) of the portion of the property so distributed applicable to one share of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution, provided, however, that for this purpose, Market Price shall be determined as
--------  -------
provided in Section 7(c)(x) without regard to Section 7(c)(x)(A).

          ()   Subdivision or Combination of Stock. In case the Company shall at
               -----------------------------------
any time subdivide the outstanding shares of Common Stock into a greater number of shares, the Adjusted Warrant Share Amount in effect immediately prior to such subdivision shall be proportionately increased, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Adjusted Warrant Share Amount in effect immediately prior to such combination shall be proportionately reduced.

          ()  Adjustment for Consolidation, Merger, Sale of Assets,
              -----------------------------------------------------
Reorganization, etc. In case the Company (i) consolidates with or merges into
--------------------
any other corporation and is not the continuing or surviving corporation of such consolidation or merger, or (ii) permits any other corporation to consolidate with or merge into the Company and the Company is the continuing or surviving corporation but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation, or (iv) effects a capital reorganization or reclassification of the capital stock of the Company in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, and in each such case, proper provision shall be made so that, upon the basis and upon the terms and in the manner provided in this Section 7(f), the holder of this Warrant Certificate, upon the exercise of each Warrant at any time after the consummation of such consolidation, merger, transfer. reorganization or reclassification, shall be entitled to receive (at the aggregate Exercise Price in effect for all shares of Common Stock issuable upon such exercise immediately prior to such consummation as adjusted to the time of such transaction), in lieu of the Adjusted Warrant Share Amount prior to such consummation, the stock and other securities, cash and assets to which a holder of a number of shares of Common Stock equal to the Warrant Share Amount would have been entitled upon such consummation (subject to adjustments subsequent to such corporate action as nearly equivalent as possible to the adjustments provided for in this Section 7).

          ()  Notice of Adjustment. Whenever the Adjusted Warrant Share Amount
              --------------------
is adjusted, then and in each such case the Company shall promptly, but in no event later than 20 days after the date of occurrence of the event causing such adjustment, deliver a certificate of an officer of the Company (the "Officer's
                                                                     ---------
Certificate") to the registered holder of the Warrants, which Officer's
-----------
Certificate shall state the Adjusted Warrant Share Amount resulting from such adjustment and or the increase or decrease, if any, in the number of shares of Common Stock or other stock or property issuable upon the exercise of each Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, including, if applicable, the Market Price as determined in accordance with paragraph (c)(x) of this Section 7. The Company shall keep at its office copies of all certificates and cause the same to be available for inspection at said office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by a holder thereof.

          ()  Other Notices. In case at any time:
              -------------

               () the Company shall declare or pay any cash dividend on the Common Stock (other than a regular periodic cash dividend);

               () the Company shall declare or pay any dividend payable in stock upon the Common Stock or make any distribution (other than a regular periodic cash dividend) to the holders of the Common Stock;

               () the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

               () the Company shall authorize the distribution to all holders of the Common Stock of evidence of its indebtedness or assets (other than a regular periodic cash dividend);

               () there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation (other than a subsidiary of the Company in which the Company is the surviving or continuing corporation and no change occurs in the Common Stock of the Company), or sale of all or substantially all of the Company's assets to, another corporation;

               () there shall be a voluntary or involuntary dissolution, liquidation, bankruptcy, assignment for the benefit of creditors or winding up of the Company, or

               () the Company proposes to take any other action or an event occurs which would require an adjustment pursuant to paragraph (i) of this
     Section 7, then, in any one or more of such cases, the Company shall give written notice, addressed to the holder of this Warrant Certificate at the address of such holder as shown on the books of the Company, of (A) the date on which the books of the Company shall close or a record shall be taken for any such dividend, distribution or subscription rights, as the case may be, or (B) the date (or, if not then known, a reasonable approximation thereof by the Company) on which any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up or other action, as the case may be, shall take place. Such notice shall also specify (or, if not then known, reasonably approximate) the date as of which the holders of Common Stock of record shall participate in any such dividend, distribution or subscription rights, as the case may be, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up, or other action, as the case may be. Such written notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of security holders, if either is required. Such written notice shall be given (1) at least 15 days prior to any event specified in any of clauses (i), (ii) or (iv) of this Section 7(h) and, with respect to any event specified in clause (i) of this Section 7(h), at least five days prior to the date on which the books of the Company shall close or a record shall be taken for such event, (2) at least 20 days prior to any event specified in clauses (iii), (v) and (vii) of this Section 7(h) and (3) with respect to events specified in clause (vi) of this Section 7(h), (x) at least 30 days prior to a voluntary dissolution or liquidation of the Company (y) at least three days prior to a voluntary bankruptcy, assignment for the benefit of creditors or winding up of the Company, or (z) promptly after an involuntary bankruptcy, assignment for the benefit of creditors or winding up of the Company. The failure to give such written notice required by this Section 7(h) or any defect therein shall not affect any vote upon, or the taking of, any such action.

          ()  Certain Events. If any event occurs as to which in the reasonable
              --------------
opinion of the Company or the holder of this Warrant Certificate, in good faith, the other provisions of this Section 7 are not strictly applicable but the lack of any adjustment would not in the opinion of the Company or such holder fairly protect the purchase rights of the holder of this Warrant Certificate in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the purchase rights of the holder of this Warrant Certificate in accordance with the basic intent and principles of such provisions, then the Company shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing, which shall give the opinion upon the adjustment, if any, on a basis consistent with the basic intent and principles established in the other provisions of this Section 7, necessary to preserve, without dilution, the exercise rights of the registered holder of this Warrant Certificate. Upon receipt of such opinion, the Company shall forthwith make the adjustments described therein.

          ()   Prohibition of Certain Action. The Company shall not, by
               -----------------------------
amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant Certificate by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Section 7. Without limiting the generality of the foregoing, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon the exercise of the Warrants to an amount that is greater than the Exercise Price then in effect, (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully-paid and nonassessable shares of Common Stock upon the exercise of all Warrants from time to time outstanding and
(c) shall not take any action which results in any adjustment of the Adjusted Warrant Share Amount if such Adjusted Warrant Share Amount issuable after the action would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

          Section .  Exercise Price. The Exercise Price of each Warrant shall be
                     --------------
$0.075.

          Section .  No Stock Rights. Except as may be provided in the
                     ---------------
Stockholders Agreement, the holder of this Warrant Certificate, as such, shall be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder of this Warrant Certificate, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, to exercise any preemptive right, to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise, until the Date of Election to Purchase Warrants shall have occurred.

          Section .   Fractional Warrant Shares. No fractional Warrant Shares
                      -------------------------
shall be issued upon exercise of the Warrants, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such exercise shall be determined on the basis of the total number of shares of the Warrant the holder is at that time exercising and the number of shares of Common Stock issuable upon such aggregate exercise.

          Section .  Absence of Registration. Neither the Warrants nor the
                     -----------------------
Warrant Shares have been registered under the Securities Act. The holder of this Warrant Certificate, by acceptance hereof, represents that such holder is acquiring the warrants to be issued to such holder for such holder's own account and not with a view to the distribution thereof, and agrees not to sell, transfer, pledge or hypothecate any Warrants or any Warrant Shares except as contemplated in the Management Participation Agreements (as defined in the Note Purchase Agreement) which may be entered into (which Management Participation Agreements shall contain restrictions on transfer consistent with the legend on page one of this Warrant Certificate), or in accordance with applicable law and in accordance with the legend on the first page of this Warrant Certificate to the extent such legend complies with applicable law.

          Section .  Notices. All notices, requests, demands and other
                     -------
communications relating to this Warrant Certificate shall be in writing, including by telecopier, addressed, if to the registered owner hereof, to it at the address furnished by the registered owner to the Company, and if to the Company, at its office at 667 Rancho Conejo, Newbury Park, California 91320. Attention President, Telecopier (805) 376-9184, or to such other address as any party shall notify the other party in writing, and shall be effective, upon receipt and, in the case of written notice by mail, three days after placement into the mails (first class, postage prepaid), and in the case of notice by telecopies on the same day as sent if the transmission is confirmed at or before 5:00 p.m. local time in the place of receipt, otherwise on the next business day.

          Section .  Binding Effect. This Warrant Certificate shall be binding
                     --------------
upon and inure to the sole and exclusive benefit of the Company, its successors and assigns, and the registered holder or holders from time to time of the Warrants and the Warrant Shares.

          Section .  Survival of Rights and Duties. This Warrant Certificate
                     -----------------------------
shall terminate and be of no further force and effect on the earlier of 5:00 p.m., Los Angeles time, on the Expiration Date or the date on which all of the Warrants have been exercised, except that the provisions of Sections 6(b) and 11 of this Warrant Certificate shall continue in full force and effect after such termination date.

          Section .  Governing Law. This Warrant Certificate shall be construed
                     -------------
in accordance with and governed by the laws of the State of California without regard to principles of conflicts of laws.

          Section .  Modification and Waiver. This Warrant Certificate and any
                     -----------------------
term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed under its corporate seal by its officers thereunto duly authorized as of the date hereof.


                                    STYLES ON VIDEO, INC.


                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------

                                    ANNEX A
                                    -------

                               FORM OF ASSIGNMENT


          FOR VALUE RECEIVED, __________________ hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned in and to the number of Warrants (as defined in and evidenced by the foregoing Warrant Certificate) set opposite the name of such assignee below and in and to the foregoing Warrant Certificate with respect to such Warrants and the Warrant Shares (as defined in the Warrant Certificate) issuable upon exercisable of such Warrants.

Name of Assignee               Address              Number of Warrants
----------------               -------              ------------------



          If the aggregate number of such Warrants shall not constitute all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so assigned be issued in the name of and delivered to the undersigned.


                                    Name of
                                    Warrantholder (Print)
                                                         -----------------------

Dated                               (By)
     ---------------------------        ----------------------------------------

[SIGNATURE GUARANTEE]                    ATTEST
(Not Required for Initial
Registered Warrantholder)

                                     -------------------------------------------
                                     Secretary

                                    ANNEX B
                                    -------

                          FORM OF ELECTION TO PURCHASE

(To Be Executed by the Warrantholder if the Warrantholder Desires to Exercise _______ Warrants Evidenced by the foregoing Warrant Certificate)

To Styles on Video, Inc.:

          The undersigned hereby irrevocably elects to exercise Warrants (as defined in and evidenced by the foregoing Warrant Certificate) for, and to purchase thereunder, Warrant Shares issuable upon exercise of such Warrants and payment by the Warrantholder of the Exercise Price.

          The Warrantholder hereby elects to pay the Exercise Price by complying with clause below.

          A. the delivery of $___________ in cash and any applicable taxes, subject to Section 4 of the Warrant Certificate, payable by the undersigned pursuant to such Warrant Certificate, or

          B. instructing Styles on Video, Inc. to retain a number of Warrant Shares (the "Payment Shares") equal to the quotient of the aggregate Exercise
             --------------
Price of the Warrants hereby exercised divided by the Market Price of such shares as of the date of exercise, and to deduct the number of Payment Shares from the Warrant Shares to be delivered.

          The undersigned requests that certificates for such shares be issued in the name of the following:

                                    PLEASE INSERT SOCIAL SECURITY OR TAX
                                    IDENTIFICATION NUMBER

                                    ------------------------------------


---------------------------------
(Please print name and address)


 --------------------------------


-------------------------------------------------------------------------------

          If such number of Warrants shall not constitute all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to the following:

-------------------------------------------------------------------------------

                        (Please print name and address)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Warrant Certificate.


Dated                                 Name of
     -------------------------        Warrantholder (Print)
                                                           --------------------
[SIGNATURE GUARANTEE]                 (By)
(Not Required for Initial                 -------------------------------------
Registered Warrantholder)
                                           (Title)

                                     B-19